ANNUAL REPORT
--------------------------------------------------------------------------------

                               New Horizions Fund
--------------------------------------------------------------------------------

                               December 31, 1996

================================================================================


Report Highlights
--------------------------------------------------------------------------------

* The stock market surged to another double-digit gain in 1996, although small companies lagged their larger counterparts.

* The New Horizons Fund returned 3.68% and 17.03% for the 6- and 12-month periods ended December 31, respectively. The fund outperformed its small company peers in both periods but trailed large-company benchmarks.

* Over the last six months, the fund got good performance from energy, financial, and technology holdings. Our largest positions remained in business services and technology, and we began boosting health care exposure.

* The stock market should advance at a slower pace in 1997, and small companies should regain leadership due to their more attractive valuations relative to large companies.

Fellow Shareholders
--------------------------------------------------------------------------------

     After a brief midyear correction, the resilient stock market burst ahead in the second half of 1996 to finish the year with another double-digit gain. Rising long-term interest rates failed to stop the market rally. Both large- and small-company market indices ended the year at or very near all-time highs, although small companies significantly lagged their larger counterparts over the past six months.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/96 .......................        6 Months        12 Months
--------------------------------------------------------------------------------
New Horizons Fund ............................           3.68%           17.03%

S&P 500 ......................................          11.68            22.96

Nasdaq Composite * ...........................           8.95            22.71

Lipper Small Company
Growth Fund Index ............................           0.38            14.51
--------------------------------------------------------------------------------
* Principal only

     The New Horizons Fund rose modestly in the second half, trailing the large-company, unmanaged Standard & Poor's 500 Index but outperforming the Lipper Small Company Growth Fund Index. For the full year, your fund gained a robust 17%, exceeding its peer group but lagging the technology-laden Nasdaq and the S&P 500 due to the weak performance of small-cap stocks in the second half.

YEAR-END DISTRIBUTION

     The fund's Directors declared a capital gain distribution of $2.19 per share, consisting of a short-term gain of $0.56 and a long-term gain of $1.63. This distribution was paid on December 30 to shareholders of record on December
26. In early January, we mailed your statement reflecting this distribution, and Form 1099-DIV, reporting this payment for tax purposes, was mailed later in the month.

MARKET ENVIRONMENT

     Analmost ideal economic climate fueled the market's advance in 1996. The economy continued to grow at a moderate, noninflationary pace, capping its sixth consecutive year of growth. There has now been only one recession in the last 14 years, the first time that has happened since records started being kept just before the Civil War. Corporate profit growth remained strong, with the average company increasing its earnings by slightly more than 10%, which is unusual this late in the economic cycle. Strong earnings helped stocks maintain their attractiveness despite a rise in long-term bond yields of about one percentage point through August.

==============================
Stock market suppLy and demand
factors      remained     very
favorable . . .
------------------------------

     The November elections proved anticlimatic because Clinton's victory was forecast early in the year and the Republicans maintained their control of Congress. The stock market's strong advance late in the year indicated investors' approval of the Washington status quo, in which neither party is powerful enough to institute radical changes to the business and social climate.

     Stock market supply and demand factors remained very favorable and were a key contributor to the market's outstanding results. Net cash flows into domestic stock mutual funds broke all records, helping sustain strong demand for equities. While much of this demand was offset by a record supply of new equity offerings by corporations, heightened merger activity and corporate share repurchases took a significant supply of shares out of the market, leading to a high level of net demand for stocks.

     Small-company stocks led the market in the first five months of 1996 as signs of speculation surfaced - extremely high valuations in some sectors, a frothy market for initial public offerings, and huge inflows into the most aggressive mutual funds. The market endured a sharp but swift correction in June and early July that hit small-company stocks the hardest. Afterward, as the market recovered to reach record levels in the fourth quarter, most small stocks struggled to reach their previous peaks, while a very narrow list of large, blue chip companies led the market's surge. The S&P 500 rose just over 20% for the year (excluding dividends), but the median company in the index rose only 15%. In the S&P Small Cap 600 Index, the median price increase in 1996 was just 13%.

PORTFOLIO REVIEW

     The two best-performing sectors of the portfolio for both the second half and full year, energy and financials, are somewhat nontraditional areas of investment for most small-cap growth funds. Relatively few of these companies can clear our growth hurdle because they lack the potential to increase their earnings at least 20% annually over a period of three to five years.

     In the energy sector, a sustained rise in the price of oil and gas led to strong gains for both producers and service companies in the second half. Cooper Cameron, an energy service company spun off from Cooper Industries, doubled in price during 1996 and was one of the fund's best performers for both the past six and 12 months (as shown in the table following this letter). Other strong energy stocks were BJ Services, Camco International, and Smith International. Among financial stocks, consumer lender Money Store and insurers CMAC Investment and UICI led the way as these stocks continued to reap the benefit of a strong economy, relatively low interest rates, and strong financial markets.

================================================================================
Sector Diversification
--------------------------------------------------------------------------------
                             12/31/95   6/30/96      12/31/96
--------------------------------------------------------------------------------
Financial                                         5%            5%            6%
Health Care                                      16            16            17
Consumer                                         19            14            15
Technology                                       24            19            22
Business Services                                27            28            28
Energy                                            3             3             5
Industrial                                        4             4             5
Miscellaneous                                    --             1            --
Reserves                                          2            10             2
--------------------------------------------------------------------------------
Total                                           100%          100%          100%
================================================================================

     Technology stocks were our worst performers in the first half of the year but rebounded to rank among the best stocks in the second half. While eight of the 10 worst contributors to fund performance in the first half were technology companies, seven of the 10 best contributors in the second half were technology issues, led by Maxim Integrated Products and 3Com.

     However, our worst performer over the past six months was also a technology company, Shiva, which experienced an unanticipated product transition problem at midyear. For the full year, Intuit, maker of the popular Quicken personal finance software program, was our worst stock due to overly optimistic estimates of software sales and higher-than-expected costs in developing its home banking business.

     As usual, we gradually shifted our exposure among industry sectors, with business services and technology remaining our largest concentrations, as shown on page 3. During the year, we maintained our long-term strategy of building exposure to business services and started boosting our health care positions after several years of reductions. Consumer holdings were pared for the fifth straight year.

==============================
During  the  year,  we  .  . .
started  boosting  health care
positions . . .
------------------------------

     We traded around our technology positions, trying to take advantage of the volatility in these stocks, ending the year with slightly lower exposure. Our cash reserves, normally under 5%, fluctuated more than usual, reflecting the sharp surge of cash flows into the fund in the second quarter before it was closed to new investors in June. At this point, we intend to keep the fund closed until we are assured that additional inflows can be readily accommodated and are in the best interests of existing shareholders.

OUTLOOK

     We were certainly surprised by the magnitude of the stock market's advance in 1996 as well as its resiliency after the midyear correction. Yet, as noted earlier, economic conditions, corporate profits, and supply and demand were consistently favorable. As 1997 dawns, all of these market forces remain positive. Economic growth is moderate, profits are strong, and inflation remains low and under control. Interest rates have risen somewhat from their lows but are not high enough to choke off the economy. Major changes out of Washington seem unlikely. Cash flows into equity mutual funds have recently picked up again, lending additional support to the market.

     We expect stocks to rise moderately in 1997, although well below the extraordinary gains of the past two years. We feel even better about the prospects for small companies. Due to the underperformance of small-caps in the second half, their valuations have become more attractive relative to large companies. The New Horizons Fund's relative price/earnings ratio fell from 1.58 at midyear and 1.60 at the end of the third quarter to 1.52 at year-end, near the middle of its historical range of one to two times the S&P 500's P/E. Although small companies have generally underperformed for the past two years, we are hopeful that their more attractive relative valuations will garner greater investor attention in 1997. Over the longer term, we are optimistic about the potential for small companies and the New Horizons Fund to achieve above-average returns. Thank you for your continued support.

Respectfully submitted,

[Signature]

John H. Laporte
President and Chairman of the Investment Advisory Committee

January 20, 1997

[New Horizions Fund P/E Ratio Chart Shown Here]

[New Horizions Fund P/E Relative to the S&P 500 P/E Chart Shown Here]

================================================================================
Sticking To Your Game Plan
--------------------------------------------------------------------------------

[Chart showing TIME REDUCES VOLATILITY OF MARKET RETURNS]

     In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

     Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

     How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

     Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.) Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss -- a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value. {1}

Above all,  remember  that  investing is a  long-distance  race,  not a sprint.
--------------------------------------------------------------------------------
{1} Ned Davis Research.
================================================================================

Portfolio Highlights
================================================================================
TWENTY-FIVE LARGEST HOLDINGS
--------------------------------------------------------------------------------
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/96
--------------------------------------------------------------------------------
Paychex                                                                     2.2%
CUC International                                                           1.6
Maxim Integrated Products                                                   1.6
HFS                                                                         1.5
BMC Software                                                                1.5
--------------------------------------------------------------------------------
3Com                                                                        1.3
Boston Chicken                                                              1.2
Cooper Cameron                                                              1.1
OEA                                                                         1.0
Linear Technology                                                           1.0
--------------------------------------------------------------------------------
SunGard Data Systems                                                        1.0
Corporate Express                                                           1.0
Analog Devices                                                              1.0
Catalina Marketing                                                          1.0
Quorum Health Group                                                         1.0
--------------------------------------------------------------------------------
Outback Steakhouse                                                          0.9
Omnicare                                                                    0.9
Republic Industries                                                         0.9
Synopsys                                                                    0.9
Xilinx                                                                      0.8
--------------------------------------------------------------------------------
Weatherford Enterra                                                         0.8
PennCorp Financial Group                                                    0.8
USA Waste Services                                                          0.8
Dentsply International                                                      0.8
General Nutrition                                                           0.8
--------------------------------------------------------------------------------
Total                                                                      27.4%
================================================================================

================================================================================
Portfolio Highlights
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
6 Months Ended 12/31/96

Ten Best Contributors
--------------------------------------------------------------------------------
Maxim Integrated Products                                            15cents
Cooper Cameron                                                       12
3Com                                                                 12
Altera                                                                8
Linear Technology                                                     8
BMC Software                                                          8
Biogen                                                                6
Analog Devices                                                        6
Jones Apparel Group                                                   5
VERITAS Software                                                      5
--------------------------------------------------------------------------------
Total                                                                85cents

Ten Worst Contributors
--------------------------------------------------------------------------------
Shiva                                                               -12cents
Apria Healthcare                                                      8
Glenayre Technologies                                                 8
Paging Network                                                        8
Intuit                                                                8
HFS                                                                   6
Corporate Express                                                     6
MobileMedia **                                                        6
Olsten **                                                             6
Alliance Entertainment **                                             5
--------------------------------------------------------------------------------
Total                                                               -73cents

12 Months Ended 12/31/96

Ten Best Contributors
--------------------------------------------------------------------------------
Paychex                                                              25cents
BMC Software                                                         15
Cooper Cameron                                                       15
Career Horizons **                                                   13
3Com                                                                 13
HFS                                                                  13
PeopleSoft                                                           12
Catalina Marketing                                                   11
Apollo Group                                                         10
Republic Industries                                                  10
--------------------------------------------------------------------------------
Total                                                                137cents

Ten Worst Contributors
--------------------------------------------------------------------------------
Intuit                                                               -23cents
Adobe Systems                                                        14
MobileMedia **                                                       12
Broderbund Software                                                   9
Micro Warehouse                                                       9
Sybase **                                                             9
Viacom **                                                             9
Paging Network                                                        8
Alliance Entertainment **                                             8
Glenayre Technologies                                                 7
--------------------------------------------------------------------------------
Total                                                                -108cents

*    Position added
**   Position eliminated
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[New Horizions Fund SEC Chart Shown Here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
    Periods Ended 12/31/96        1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
    New Horizons Fund             17.03%       22.20%       19.74%        16.29%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================


                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                                       Year
                                                      Ended
                                                   12/31/96         12/31/95         12/31/94         12/31/93         12/31/92
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period .....................        $    20.50       $    14.76       $    16.16       $    15.53       $    15.68
Investment activities
    Net investment income ...............             (0.08)           (0.04)           (0.07)           (0.07)           (0.04)
    Net realized and

    unrealized gain (loss) ..............              3.54             8.19             0.10             3.40             1.65
    Total from

    investment activities ...............              3.46             8.15             0.03             3.33             1.61
Distributions

    Net realized gain ...................             (2.19)           (2.41)           (1.43)           (2.70)           (1.76)
NET ASSET VALUE
End of period ...........................        $    21.77       $    20.50       $    14.76       $    16.16       $    15.53
Ratios/Supplemental Data
Total return ............................             17.03%           55.44%            0.30%           22.01%           10.58%
Ratio of expenses to
average net assets ......................              0.90%            0.90%            0.93%            0.93%            0.93%
Ratio of net investment
income to average
net assets ..............................             (0.41)%          (0.23)%          (0.50)%          (0.50)%          (0.32)%
Portfolio turnover rate .................              41.4%            55.9%            44.3%            49.4%            49.6%
Average commission
rate paid ...............................        $   0.1681             --               --               --               --
Net assets, end of period
(in millions) ...........................        $    4,363       $    2,855       $    1,648       $    1,628       $    1,547
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Portfolio of Investments
--------------------------------------------------------------------------------
                                                                Shares/Par Value
In thousands
--------------------------------------------------------------------------------

Equity Investments ** 98.5%
FINANCIAL  5.8%
Insurance  3.2%
CMAC Investment .....................................     570,000 $       20,947
MAIC Holdings * .....................................       219,850        7,447
Mutual Risk Management ..............................       860,000       31,820
PennCorp Financial Group ............................     1,000,000       36,000
Presidential Life ...................................       977,200       11,849
PXRE ................................................       368,000        9,108
UICI * ..............................................       754,500       24,380
                                                                         141,551

Financial Services 2.6%
1st Investors Financial *+ ..........................       400,000        3,025
Aames Financial .....................................       431,800       15,491
Consumer Portfolio Services * .......................       656,700        7,347
Delta Financial * ...................................       150,000        2,700
First Alliance * ....................................       150,000        4,481
ITG * ...............................................       450,000        8,550
Legg Mason ..........................................       275,000       10,588
Mercury Finance .....................................     1,331,400       16,310
Money Store .........................................     1,187,500       32,953
Oxford Resources (Class A) * ........................       300,000        9,206
World Acceptance * ..................................       400,000        2,650
                                                                         113,301
Total Financial .....................................                    254,852

HEALTH CARE 16.3%
Pharmaceuticals 0.8%
Genta *++ ...........................................       129,310           46
Genta, Series A, Cv. Pfd. *++ .......................        50,000          125
Genta, warrants, 10/28/98 *++ .......................        50,000            0
Immulogic Pharmaceuticals * .........................     1,000,000        6,563
Incyte Pharmaceuticals * ............................       308,000       15,785
Inhale Therapeutic Systems * ........................       226,300        3,451
Magainin Pharmaceuticals * ..........................       444,600        4,201
Magainin Pharmaceuticals, warrants, 8/6/01 *++ ......       337,299            0
Magainin Pharmaceuticals *++ ........................       518,921        4,379
                                                                          34,550

Biotechnology  4.9%
Biogen * ........................................         600,000      $  23,175
Cambridge Neuroscience *++ ......................         150,000          1,586
Cell Genesys * ..................................         275,000          2,492
Cephalon * ......................................         300,000          6,094
COR Therapeutics * ..............................         685,600          6,813
Corvas International *+ .........................         900,000          4,950
Creative Biomolecules * .........................         150,000          1,519
Cytel * .........................................         390,000          1,316
CytoTherapeutics * ..............................         356,700          3,210
Diacrin, warrants, 12/31/00 * ...................          60,000            131
Ergo Science * ..................................         290,000          3,752
GeneMedicine * ..................................         300,000          1,678
Gilead Sciences * ...............................         500,000         12,469
Gliatech * ......................................         230,000          1,783
Guilford Pharmaceuticals *+ .....................         700,500         15,936
Human Genome Sciences * .........................         100,000          4,063
IBAH, Series A, Cv. Pfd. *++ ....................         214,190          3,653
IBAH, warrants, 8/9/00 *++ ......................         642,570          2,378
IDEXX Laboratories * ............................         350,000         12,644
Imclone Systems * ...............................         162,200          1,571
Intercardia * ...................................         100,000          2,100
Isis Pharmaceuticals * ..........................         500,000          8,938
Ligand Pharmaceuticals * ........................         417,500          6,236
MedImmune * .....................................         257,000          4,433
NaPro BioTherapeutics *+ ........................         700,000          7,438
NPS Pharmaceuticals *+ ..........................         900,000          9,956
Oncogene Science * ..............................         687,500          4,254
PathoGenesis * ..................................         600,000         12,900
Pharmacopeia * ..................................         400,000          7,700
Protein Design Labs * ...........................          93,200          3,379
SangStat Medical * ..............................         400,000         10,550
Sequus Pharmaceuticals * ........................         300,000          4,781
Synaptic Pharmaceutical *+ ......................         400,000          4,950
T Cell Sciences * ...............................         200,000            325
Targeted Genetics * .............................         535,000          2,374
Targeted Genetics, warrants, 7/31/97 * ..........         135,000              1
Triangle Pharmaceuticals * ......................         250,000          5,656
Xenova Group (GBP) *+ ...........................         517,500          1,862
Xenova Group ADR *+ .............................       1,170,000       $  3,729
                                                                         212,775

Medical Equipment  1.0%
Cholestech * ..................................          480,000           2,670
Dentsply International ........................          742,100          35,296
Nellcor * .....................................          100,000           2,175
VISX * ........................................          145,100           3,238
                                                                          43,379

Medical Instruments and Devices 3.3%
Arrow International ...........................          645,000          18,302
Cardiometrics * ...............................          200,000           1,069
Cyberonics * ..................................          103,600             350
Diagnostic Products ...........................          320,000           8,280
Haemonetics * .................................          400,000           7,550
Imagyn Medical * ..............................          260,000           2,031
Incontrol * ...................................          400,000           3,150
Minntech ......................................          217,000           2,536
Novoste *+ ....................................          421,000           5,657
R. P. Scherer * ...............................          350,000          17,587
ResMed * ......................................          287,500           6,469
ReSound *++ ...................................          893,023           5,677
Steris * ......................................          200,000           8,712
Stryker .......................................          500,000          14,969
Sybron International * ........................          900,000          29,700
Tecnol Medical Products * .....................          200,000           2,988
Thermolase * ..................................           31,000             488
Utah Medical Products * .......................          400,000           5,350
Vital Signs ...................................          178,900           4,663
                                                                         145,528

Health Care Services 6.3%
Access Health Marketing * ...................           100,000            4,500
AMISYS Managed Care Systems * ...............           190,000            3,182
Apria Healthcare * ..........................         1,367,000           25,631
Capstone Pharmacy Services * ................           300,000            3,375
Carematrix * ................................           400,000            5,250
EmCare Holdings * ...........................           150,000            3,441
Harborside Healthcare * .....................           342,200            4,064
Health Management (Class A) * ...............           337,500            7,594
HealthSouth * ...............................           550,000           21,244
Inphynet Medical Management * ...............           580,900           10,238
NCS HealthCare * ............................            55,500         $  1,609
NeoPath * ...................................           500,000            9,187
OccuSystems * ...............................           600,000           16,125
Omnicare ....................................         1,277,131           41,028
Physicians Health Service * .................            93,200            1,398
Quorum Health Group * .......................         1,400,000           41,475
Raytel Medical *+ ...........................           470,000            4,935
Renal Care Group *+ .........................           750,000           23,953
Summit Medical Systems * ....................           100,000              744
Sunrise Assisted Living * ...................           250,000            6,969
Synetic * ...................................           112,700            5,459
Total Renal Care * ..........................           300,000           10,875
United Dental Care *+ .......................           672,500           20,553
                                                                         272,829
Total Health Care ...........................                            709,061

CONSUMER  15.2%
Soft Goods Retailers  1.0%
AnnTaylor Stores * ..........................         1,052,900           18,426
Gymboree * ..................................           413,400            9,405
Jos. A. Bank Clothiers * ....................           200,000              875
Urban Outfitters *+ .........................           946,000           12,475
                                                                          41,181

Hard Goods Retailers 2.6%
Brookstone * ................................           279,900            2,921
Discount Auto Parts *+ ......................         1,000,000           23,375
Dominicks Supermarkets * ....................           300,000            6,525
General Nutrition * .........................         2,000,000           34,000
Little Switzerland *+ .......................           431,100            1,994
Micro Warehouse * ...........................           500,000            5,813
PETsMART * ..................................         1,014,800           22,199
Sunglass Hut International * ................           200,000            1,463
TSC *+ ......................................           675,900           13,940
                                                                         112,230

Consumer Durables 0.1%
GT Bicycles * ...............................           475,000            6,056
                                                                           6,056

Consumer Nondurables  2.9%
American Pad & Paper * .......................         1,000,000          22,625
ERO * ........................................           281,300           2,426
Jones Apparel Group * ........................           800,000          29,900
Linens `n Things * ...........................           407,000           7,988
Nautica Enterprises * ........................           800,000          20,100
Norton McNaughton * ..........................           300,000           2,513
Norwood Promotional Products *+ ..............           300,000           5,325
Perrigo * ....................................         1,000,000           9,000
Quiksilver * .................................           163,400           3,513
Rival ........................................           187,000           4,593
Score Board *+ ...............................           700,000           1,400
Tommy Hilfiger * .............................           300,000          14,400
WestPoint Stevens * ..........................           123,600           3,677
                                                                         127,460

Restaurants  3.1%
Boston Chicken * ..............................        1,500,000          53,812
Einstein/Noah Bagel * .........................          161,000           4,780
Lone Star Steakhouse & Saloon * ...............          900,000          24,131
Outback Steakhouse * ..........................        1,550,000          41,269
Quality Dining * ..............................          400,000           7,050
Schlotzsky's *+ ...............................          320,000           3,120
Silver Diner *+++ .............................          750,000           2,510
                                                                         136,672

Entertainment 1.6%
Bristol Hotel * ...............................          252,100           8,004
Carmike Cinemas (Class A) * ...................          371,924           9,438
CINAR Films (Class B) * .......................          106,850           2,732
Dover Downs Entertainment * ...................          150,000           2,681
Extended Stay America * .......................          914,000          18,394
Interstate Hotels * ...........................          135,300           3,822
Penske Motorsports * ..........................          250,000           6,375
Platinum Entertainment * ......................          250,000           1,906
Speedway Motorsports * ........................          250,000           5,250
Spice Entertainment *+ ........................          650,000           1,056
Studio Plus Hotels * ..........................          570,400           9,055
                                                                          68,713
Consumer Services  3.9%
Ambassadors International *+ .....................         433,000         4,114
America Online * .................................         500,000        16,625
Apollo Group * ...................................       1,000,000        33,438
CUC International * ..............................       3,000,000        71,250
Equity Corp International * ......................       218,250 $         4,283
Golden Books Financing Trust, Cv. Pfd. ...........          70,000         3,980
Sylvan Learning Systems * ........................       1,160,400        32,781
TRM Copy Centers *+ ..............................         425,000         4,223
                                                                         170,694
Total Consumer ...................................                       663,006

TECHNOLOGY  21.6%
Computer Hardware  0.5%
Security Dynamics Technologies * ..............          400,000          12,575
Silicon Graphics * ............................          300,000           7,650
                                                                          20,225
Computer Software 10.4%

Adobe Systems .................................          600,000          22,462
BMC Software * ................................        1,528,000          63,507
Broderbund Software * .........................          200,000           5,938
Cadence Design Systems * ......................          400,000          15,900
CBT Group PLC ADR * ...........................          214,000          11,583
Cerner * ......................................          478,600           7,358
Citrix Systems * ..............................          250,000           9,766
Cognos * ......................................          402,200          11,262
Documentum * ..................................          400,000          13,650
E*TRADE * .....................................          600,000           6,825
Electronic Arts * .............................          200,000           5,988
EPIC * ........................................          500,000          12,500
Expert Software * .............................          128,100             440

Informix * ....................................          500,000          10,219
INSO * ........................................          300,000          11,812
Intuit * ......................................          800,000          25,400
Macromedia * ..................................          100,000           1,813
OpenVision Technologies * .....................          600,000           6,938
Oracle * ......................................          714,000          29,765
PeopleSoft * ..................................          700,000          33,556
PLATINUM technology * .........................        1,800,000          24,412
Premenos Technology * .........................          500,000           4,250
Puma Technology * .............................          250,000           4,250
Pure Atria * ..................................          500,000          12,281
Remedy * ......................................          200,000          10,700
SELECT Software Tools ADR * ...................          250,000           4,453
Sterling Software .............................          250,000           7,906
Synopsys * ....................................          850,000          39,100
Vantive * .....................................          397,900          12,385
VERITAS Software * ............................          383,000          18,958
Verity * ......................................          100,000           1,525
Viasoft * .....................................          100,000           4,738
Worldtalk Communications * ....................          255,000           1,849
                                                                         453,489

Peripherals  0.1%
Molex .........................................           62,500           2,445
                                                                           2,445

Networking and Telecom Equipment 5.0%
3Com * ........................................          750,000          54,984
Ascend Communications * .......................          450,000          27,956
Cascade Communications * ......................          250,000          13,813
CIDCO * .......................................          400,000           6,950
Cisco Systems * ...............................          142,000           9,044
FORE Systems * ................................          750,000          24,703
Glenayre Technologies * .......................          500,000          10,781
KVH Industries * ..............................          100,000             738
Level One * ...................................          330,000          11,715
Network General * .............................          630,000          19,018
Shiva * .......................................          699,600          24,311
Sync Research * ...............................          561,500           7,615
Telco Systems * ...............................          412,500           7,915
                                                                         219,543

Semiconductors 5.6%
Adaptec * .....................................          344,000          13,782
Altera * ......................................          300,000          21,806
Analog Devices * ..............................        1,250,000          42,344
Lattice Semiconductor * .......................          250,000          11,469
Linear Technology .............................        1,000,000          43,875
Maxim Integrated Products * ...................        1,600,000          69,300
SIPEX * .......................................          200,000           6,425
Xilinx * ......................................        1,000,000          36,812
                                                                         245,813
Total Technology ..............................                          941,515

BUSINESS SERVICES  27.5%
Telecom Services  2.4%
Arch Communications * ............................         410,447         3,797
Cellular Communications International * ..........         300,000         8,625
Centennial Cellular (Class A) * ..................         500,000         6,031
Intercel * .......................................         500,000         6,063
International CableTel * .........................         266,666         6,683
Metromedia International * .......................       1,265,700        12,499
Millicom International Cellular * ................         150,000         4,810
Paging Network * .................................       1,713,600        26,240
Palmer Wireless * ................................         500,000         5,281
ProNet * .........................................         500,000         2,156
SmarTalk TeleServices * ..........................         350,000         6,081
Vanguard Cellular * ..............................         845,000        13,203
Verilink * .......................................         122,000         3,980
                                                                         105,449

Computer Services  6.6%
Acxiom * ..........................................        500,000        11,938
BDM International * ...............................        180,600         9,730
BISYS Group * .....................................        600,000        22,237
Concord EFS * .....................................      1,076,600        30,145
FIserv * ..........................................        410,400        15,159
Harbinger * .......................................        308,000         8,008
Health Management Systems * .......................        144,700         1,999
National Data .....................................        716,000        31,146
Paychex ...........................................      1,875,000        96,445
Sterling Commerce * ...............................        450,000        15,863
SunGard Data Systems * ............................      1,100,000        43,862
                                                                         286,532

Transportation 0.6%

Coach USA * .......................................        300,000         8,813
Landstar Systems *+ ...............................        771,000        17,733
                                                                          26,546

Media and Advertising 3.8%
ADVO ..............................................      1,125,000        15,750
American Radio Systems (Class A) * ................        300,000         8,175
Catalina Marketing * ..............................        764,000        42,115
Clear Channel Communications * ....................        200,000         7,225
Getty Communications ADR * ........................        700,000        10,325
Jacor Communications * ............................        300,000         8,231
Lamar Advertising * ...............................        206,000         4,892
Metro Networks * ..................................        397,200         9,980
Metromail * .......................................        400,000         7,300
Outdoor Systems * .................................        427,500        12,130
Pegasus Communications * ..........................        283,000         3,820
People's Choice TV * ..............................        280,000         1,689
Renaissance Communications * ......................        500,000        17,875
Scandinavian Broadcasting System * ................        300,000         5,119
United International Holdings (Class A) * .........        425,000         5,127
Universal Outdoor Holdings * ......................        114,000         2,651
Wireless One * ....................................        200,000         1,350
                                                                         163,754

Environmental  3.0%
Continental Waste Industries * ..................         700,000         16,319
Philip Environmental * ..........................       1,250,000         18,125
Republic Industries * ...........................       1,300,000         40,544
Superior Services * .............................         677,000         13,709
United Waste Systems * ..........................         240,000          8,235
USA Waste Services * ............................       1,107,380         35,297
                                                                         132,229

Engineering and Construction 0.3%
Insituform Technologies (Class A) * .............       1,087,125          8,153
Toll Brothers * .................................         250,000          4,875
                                                                          13,028

Miscellaneous Business Services  5.7%
AccuStaff * ....................................        1,433,304         30,279
Alternative Resources * ........................          305,900          5,258
APACHE Medical Systems * .......................          160,000          1,690
Copart *+ ......................................          791,600         10,291
Employee Solutions * ...........................          250,000          5,125
HFS * ..........................................        1,100,000         65,725
International Imaging Materials * ..............          200,000          4,450
LanVision Systems * ............................          222,000          1,623
Medic Computer Systems * .......................          412,300         16,621
META Group *+ ..................................          336,000          8,904
Orthodontic Centers of America * ...............        1,750,000         27,562

Physician Reliance Network * ...................        1,000,000          7,687
Red Roof Inns * ................................          354,500          5,495
Rexel * ........................................          120,000          1,905
Romac International * ..........................          100,000          2,188
SITEL * ........................................          466,200          6,585
Source Services * ..............................          400,000          7,175
SRS Labs * .....................................          230,000          2,027
Staffing Resources *++ .........................          200,000          2,720
Stericycle * ...................................          425,000          4,781
Trident International * ........................          135,000          2,160
Viking Office Products * .......................          400,000         10,675
Wackenhut Corrections * ........................          260,000          5,200
West TeleServices * ............................           82,000          1,845
Whittman-Hart * ................................          302,000          7,663
WorldCorp *+ ...................................          890,000          3,894
                                                                         249,528

Distribution  5.1%
BT Office Products International * .............          500,000          4,437
Corporate Express * ............................        1,450,000         42,684
Fisher Scientific ..............................          309,800         14,599
Henry Schein * .................................          250,000          8,578
Jaco Electronics *+ ............................          350,000          3,063
JP Foodservice *+ ..............................        1,200,000         33,450
MSC * ..........................................          505,000         18,685
Patterson Dental * .............................          600,000         16,875
Richfood Holdings ..............................          999,300         24,233
Strategic Distribution *+ ......................        1,761,000         14,088
Tech Data * ....................................          400,000         10,950
Watsco (Class A) ...............................        1,065,300         30,761
                                                                         222,403
Total Business Services ........................                       1,199,469

ENERGY  4.7%
Exploration and Production 0.6%
Barrett Resources * ..........................          163,400            6,965
Devon Energy .................................          300,387           10,438
Noble Affiliates .............................          200,000            9,575
                                                                          26,978

Energy Services  4.1%
BJ Services * ............................             550,000            28,050
Camco International ......................             550,000            25,369
Coflexip ADR .............................             228,000             5,985
Cooper Cameron * .........................             650,000            49,725
Smith International * ....................             600,000            26,925
Tuboscope Vetco * ........................             400,000             6,175
Weatherford Enterra * ....................           1,200,000            36,000
                                                                         178,229
Total Energy .............................                               205,207

INDUSTRIAL  4.9%
Paper and Forest Products 0.3%
Lydall * ........................................         500,000         11,250
                                                                          11,250

Defense and Aerospace 0.2%
ECC International * .............................         269,600          2,224
ECC International *++ ...........................         231,900          1,722
EchoStar Communications (Class A) * .............         170,000          3,804
                                                                           7,750

Auto Related 1.4%
APS Holding * ...................................         170,000          2,624
Custom Chrome * .................................         240,000          4,800
Methode Electronics (Class A) ...................         437,100          8,742
OEA .............................................       1,000,000         45,750
                                                                          61,916

Machinery 2.3%
Berg Electronics * ..............................         335,400          9,852
Danaher .........................................         400,000         18,650
DT Industries ...................................         150,000          5,212
Farrel ..........................................         200,000            525
Greenfield Industries ...........................         400,000         12,225
Osmonics * ......................................         300,000          6,600
Prime Service * .................................         135,000          3,713
Teleflex ........................................         400,000         20,850
TriMas ..........................................       1,024,500         24,460
                                                                         102,087

Specialty Chemicals 0.7%
Gelman Sciences *+ ............................          438,600          14,255
GTS Duratek * .................................          115,000           1,510
Polymer Group * ...............................          750,000          10,406
Synalloy ......................................          223,650           3,606
                                                                          29,777
Total Industrial ..............................                          212,780

MISCELLANEOUS 2.5%
Delta Pine & Land .............................        600,000 $          19,200
Other Miscellaneous Portfolio Securities ......                           91,478
Total Miscellaneous ...........................                          110,678
Total Portfolio Securities (Cost ..............     $  3,029,902)      4,296,568

Short-Term Investments 1.6%
Commercial Paper 1.4%
Asset Securitization Cooperative,
          4(2), 5.30%, 2/6/97 .................     $ 10,000,000           9,947
Cregem North America, 5.45%, 1/10/97 ..........        7,000,000           6,991
CS First Boston Group, 5.35%, 2/26/97 .........       10,000,000           9,917
Delaware Funding, 4(2), 5.37%, 2/3/97 .........        5,004,000           4,979
Investments in Commercial Paper
        through a joint account
        6.75 - 7.10%, 1/2/97 ..................        5,233,315           5,232
Merrill Lynch & Co., 5.34%, 1/13/97 ...........       10,000,000           9,982
SBNSW (Delaware), 5.37%, 2/13/97 ..............       10,000,000           9,936
Unifunding, 5.44%, 1/6/97 .....................        3,000,000           2,998
                                                                          59,982

Medium-Term Notes 0.2%
SMM Trust, VR, 5.644 %, 3/26/97 ...............       10,000,000           9,999
                                                                           9,999
Total Short-Term Investments (Cost ............     $     69,981)         69,981
Total Investments in Securities
100.1% of Net Assets (Cost $3,099,883) ........                     $  4,366,549
Other Assets Less Liabilities .................                          (3,131)
NET ASSETS ....................................                     $  4,363,418
--------------------------------------------------------------------------------
*    Non-income producing
+    Affiliated company
** Common stocks, rights, and warrants - cost $2,932,625, value $4,197,332, 96.2% of net assets Preferred stocks - cost $4,838, value $7,758, 0.2% of net assets Miscellaneous securities - cost $92,439, value $91,478, 2.1% of net assets
++ Securities contain some restrictions as to public resale--total of such securities at year-end amounts to 0.57% of net assets.
4(2) Commercial  paper  sold  within  terms of a private  placement  memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." VR Variable rate
GBP  British sterling.
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands
--------------------------------------------------------------------------------
    Assets
Investments in securities, at value
     Affiliated companies (cost $286,898)                           $   286,154
     Other companies (cost $2,812,985)                                4,080,395
     Total investments in securities                                $ 4,366,549
Other assets                                                             26,065
Total assets                                                          4,392,614
Liabilities
Total liabilities                                                        29,196
NET ASSETS                                                          $ 4,363,418
Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions                                                $   (17,232)
Net unrealized gain (loss)                                            1,266,666
Paid-in-capital applicable to 200,438,409
shares of $1.00 par value capital
stock outstanding; 300,000,000
shares authorized                                                     3,113,984
NET ASSETS                                                          $ 4,363,418
NET ASSET VALUE PER SHARE                                           $     21.77
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
--------------------------------------------------------------------------------
                                                                            Year
                                                                           Ended
                                                                        12/31/96
--------------------------------------------------------------------------------
Investment Income
Income
      Interest                                                        $  12,608
      Dividend                                                            6,022
      Total income                                                       18,630

Expenses
      Investment management                                              25,875
      Shareholder servicing                                               7,676
      Prospectus and shareholder reports                                    328
      Custody and accounting                                                283
      Registration                                                           87
      Legal and audit                                                        39
      Directors                                                              33
      Miscellaneous                                                          48
      Total expenses                                                     34,369
Net investment income                                                   (15,739)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
      Securities                                                        343,490
      Foreign currency transactions                                          11
      Net realized gain (loss)                                          343,501

Change in net unrealized gain or loss on securities                     213,970

Net realized and unrealized gain (loss)                                 557,471

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $ 541,732
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
--------------------------------------------------------------------------------
                                                         Year
                                                        Ended
                                                     12/31/96          12/31/95
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations
   Net investment income                          $   (15,739)      $    (5,105)
   Net realized gain (loss)                           343,501           337,164
   Change in net unrealized
   gain or loss                                       213,970           622,307
   Increase (decrease) in net
   assets from operations                             541,732           954,366
Distributions to shareholders
   Net realized gain                                 (399,616)         (298,405)
Capital share transactions *
   Shares sold                                      1,865,221           836,250
   Distributions reinvested                           378,036           283,060
   Shares redeemed                                   (876,500)         (569,103)
   Increase (decrease) in net
   assets from capital
   share transactions                               1,366,757           550,207
Net Assets
Increase (decrease) during period                   1,508,873         1,206,168
Beginning of period                                 2,854,545         1,648,377
End of period                                     $ 4,363,418       $ 2,854,545
*Share information
   Shares sold                                         83,019            43,859
   Distributions reinvested                            17,615            14,002
   Shares redeemed                                    (39,435)          (30,271)
   Increase (decrease) in
   shares outstanding                                  61,199            27,590
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price New Horizons Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 3, 1960.

Valuation

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies

     Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Currency Translation

     Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts

     Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

Commercial Paper Joint Account

     The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $2,463,670,000 and $1,491,423,000, respectively, for the year ended December 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

================================================================================
Undistributed net investment income                                $ 15,739,000
Undistributed net realized gain                                     (15,739,000)
--------------------------------------------------------------------------------

     At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $3,099,883,000, and net unrealized gain aggregated $1,266,666,000, of which $1,499,756,000 related to appreciated investments and $233,090,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $2,501,000 was payable at December 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Growth Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $6,539,000 for the year ended December 31, 1996, of which $697,000 was payable at period-end.

================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of
T. Rowe Price New Horizons Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of T. Rowe Price New Horizons Fund, Inc., including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
January 20, 1997

                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                          a week, call Tele*Access(R):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                           http://www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                            Baltimore, Maryland 21202

                         This report is authorized for
                        distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
              T. Rowe Price New Horizons Fund [Registration Mark.]

                                Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                              4200 West Cypress St.
                                   10th Floor
                                 Tampa, FL 33607
              T. Rowe Price Investment Services, Inc., Distributor.
                                RPRTNHF 12/31/96